INCOME TAXES	9 Months Ended	12 Months Ended
	Mar. 31, 2017	Jun. 30, 2016
INCOME TAXES
INCOME TAXES

5. INCOME TAXES

Federal income taxes are not due as we have had losses since inception. Our effective tax rate for the nine-month periods ended March 31, 2017 and 2016 is 0%. This rate is lower than the U.S. statutory rate of 35% primarily due to the valuation allowance applied against our net deferred tax assets.

5. INCOME TAXES

        Federal Income taxes are not currently due since Hyperdynamics has had losses since inception. Components of deferred tax assets as of June 30, 2016 and 2015 are as follows (in thousands):

	2016	2015
Current deferred tax assets:
Other current deferred tax assets	$—	$—

Total current temporary differences	—	—
Less: valuation allowance	—	—

Net current deferred tax assets	$—	$—

Non-current deferred tax assets
Stock compensation	$2,464	$2,389
Property and Equipment	69	164
Oil and gas properties	21,504	16,503
Capital loss	144	144

Total non-current deferred tax assets	$24,181	$19,200

Non-current deferred tax liabilities
Property and Equipment	—	—

Net operating losses	36,138	34,128

	60,319	53,328
Less: valuation allowance	(60,319)	(53,328)

Net non-current deferred tax assets (liabilities)	$—	$—

        Deferred tax assets have been fully reserved due to determination that it is more likely than not that the Company will not be able to realize the benefit from them. In accordance with generally accepted accounting principles, no deferred income tax asset has been recognized for the $118 million excess of the income tax basis in SCS, the Company's Cayman Island operating subsidiary, over the book basis of the subsidiary. This potential tax benefit will only be fully realized if the subsidiary or the Concession is sold at a taxable gain, subject to potential tax limitations.

        Hyperdynamics has U.S. net operating loss carryforwards of approximately $115.8 million at June 30, 2016. The U.S. net operating losses contain excess tax benefits related to stock compensation in the amount of $2.2 million which have not been included in the financial statements.

        Internal Revenue Code Section 382 restricts the ability to use these carryforwards whenever an ownership change, as defined, occurs. Hyperdynamics incurred such an ownership change on January 14, 1998 and again on June 30, 2001. As a result of the first ownership change, Hyperdynamics' use of net operating losses as of January 14, 1998, of $949,000, is restricted to $151,000 per year. The availability of losses from that date through June 30, 2001 of $3,313,000 is restricted to $784,000 per year.

        The Company underwent a restructuring during fiscal 2012 that removed approximately $13.2 million of net operating losses from the U.S. consolidated tax return. It is unlikely that the entity where these net operating losses reside will ever generate U.S. taxable income sufficient to utilize any of these losses. Due to the existence of the valuation allowance, it is not expected that any possible limitation will have an impact on the results of operations or financial position of the Company. The U.S. net operating loss carryforwards expire from 2020 to 2035.

        The difference between the statutory tax rates and our effective tax rate is primarily due to the valuation allowance applied against our deferred tax assets generated by net operating losses. A reconciliation of the actual taxes to the U.S. statutory tax rate for the years ended June 30, 2016 and 2015 is as follows (in thousands):

	2016	2015
Income tax (benefit) at the statutory federal rate (35%)	$(7,996)	$(4,687)
Increase (decrease) resulting from nondeductible stock compensation	56	172
Foreign Rate Differential	914	1,885
Other, net	35	21
Change in valuation allowance	6,991	2,609

Net income tax expense	$—	$—

        The following table summarizes the activity related to our gross unrecognized tax benefits from July 1, 2014 to June 30, 2016 (in thousands):

Federal, State and Foreign Tax
(In thousands)
Balance at July 1, 2014	$5,485

Additions to tax positions related to the current year	—
Additions to tax positions related to prior years	—
Statute expirations	—

Balance at June 30, 2015	$5,485

Additions to tax positions related to the current year	—
Additions to tax positions related to prior years	—
Statute expirations	—

Balance at June 30, 2016	$5,485

        The total unrecognized tax benefits that, if recognized, would affect our effective tax rate was $5,485,000 for the years ended June 30, 2016 and June 30, 2015.

        We file income tax returns, including tax returns for our subsidiaries, with federal, state, local, and foreign jurisdictions. Our tax returns are subject to routine compliance review by the taxing authorities in the jurisdictions in which we file tax returns in the ordinary course of business. We consider the United States to be our most significant tax jurisdiction; however, the taxing authorities in Guinea may audit various tax returns. We currently have no ongoing federal or state audits. The normal statute of limitations for tax returns being available for IRS audit is three years from the filing date of the return. However, net operating losses are subject to adjustment upon utilization of the loss to offset taxable income regardless of when the net operating loss was generated. Therefore, all of our historic losses are subject to adjustment until they are utilized or expire. We do not believe there will be any decreases to our unrecognized tax benefits within the next twelve months.